Exhibit 10.1

Execution Version

THIRD  AMENDMENT  TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated  as  of June  1, 2020 (the “Third Amendment Effective Date”), is entered into by and among HERITAGE INSURANCE HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto, and Regions Bank, in its capacity  as Administrative  Agent  (the “Administrative Agent”).

R E C I T A L S

WHEREAS, the Borrower, the Guarantors from time to time party  thereto, the Lenders  from  time to time party thereto, and Regions Bank, as Administrative Agent and Collateral Agent, are parties to that certain Credit Agreement, dated as of December 14, 2018 (as amended by that certain First Amendment to Credit Agreement, dated as of May 17, 2019, that certain Second Amendment to Credit Agreement, dated as of April  27, 2020, and as further amended, restated, amended and restated,  supplemented,  increased,  extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Credit Agreement”); and

WHEREAS, the Credit Parties have requested that the Credit Agreement be amended as provided in Section 3 below, and the Lenders (by act of the Required  Lenders) have agreed to consent to  such amendments set forth herein, subject to the terms and  conditions of this  Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1.Introductory Paragraph and Recitals; Definitions. The above introductory paragraph and recitals (including any terms defined therein) of this Amendment are incorporated  herein  by  reference  as if  fully  set forth in the body of this Amendment. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided  for such terms in the Credit Agreement  (as amended by this Amendment).

2.Amendments to the Credit Agreement. Pursuant to Section 11.4 of the Credit Agreement, the Credit Agreement is hereby  amended  in the following respects:

(a)The definition of “Letter of Credit Sublimit” in Section 1.1 of the Credit Agreement is amended by replacing the text “Five Million Dollars ($5,000,000)” therein with the text “Forty Million Dollars ($40,000,000)”.

(b)Section 8.1(m) of the Credit Agreement is amended and restated in its  entirety  to  read  as follows:

(m) Indebtedness in respect of or guarantee of performance bonds, bid bonds, appeal bonds, surety bonds, performance and completion guarantees, workers’ compensation claims, letters of credit, bank guarantees and banker’s acceptances, warehouse receipts or similar instruments and similar obligations (other than in respect of other Indebtedness for borrowed money) in  each  case provided in the ordinary course of business or consistent with past practice; provided, that, any Indebtedness arising from the provision by any Credit Party of any of the foregoing for the benefit of any Person other than a Credit Party  is subject to compliance with  Section 8.6;

Third Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

(c)Section 8.6(o)(iii) of the Credit Agreement is amended by inserting the text “(including, without limitation, the provision of a Letter of Credit for the benefit of any  Regulated  Subsidiary)”  immediately following the text “Investments by the Credit Parties” therein.

3.Effectiveness; Conditions Precedent. This Amendment shall become effective as of the Third Amendment Effective Date upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the Credit Parties, the Required Lenders, the Administrative  Agent,  and  the Collateral Agent; and

4.Representations and Warranties. The Borrower (on behalf of itself and the other Credit Parties) hereby represents and  warrants to the Administrative Agent and  the Lenders as follows:

(a)	the Borrower and each other Credit Party has taken all necessary action to authorize the execution and delivery of, and performance under, this Amendment;

(b)

this Amendment has been duly executed and delivered by the Borrower and each other Credit Party and constitutes each such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to: (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium  or  similar  Laws  affecting  creditors’ rights generally; and/or (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(c)

no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third-party is required in connection with the execution or delivery of, or performance under, this Amendment by the Borrower or any other Credit Party;

(d)

both immediately before and immediately after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement or any other Credit Document are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case, they are true and correct in all material respects as of such earlier date; and

(e)	both immediately before and immediately after giving effect to this Amendment, no Default or Event of Default exists.

5.Reaffirmation. The Borrower (on behalf of itself and the other Credit Parties): (a) (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all  of its obligations  under the Credit Documents (as amended by this Amendment), and (iii) agrees that this Amendment, and all documents, agreements and instruments executed in connection with this Amendment,  do not operate  to  reduce  or discharge such Credit Party’s obligations under the Credit Documents (except to the extent such obligations are expressly modified pursuant to this Amendment); and (b) (i) affirms that each of the Liens granted in, or pursuant to, the Credit Documents is valid and subsisting, and (ii) agrees that this Amendment, and all documents, agreements and instruments executed in connection with this Amendment, do not, in any manner, impair, or otherwise adversely affect, any of the Liens granted in, or pursuant to, the Credit Documents.

6.Miscellaneous.

(a)

Credit Document. This Amendment shall be deemed to be, and is, a Credit Document, and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and  the other Credit Documents) shall be deemed to include this Amendment.

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(b)	No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Credit Documents shall remain unchanged and in full force and effect.

(c)

Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including in “.pdf” form) shall be effective as delivery of a manually executed  counterpart of this Amendment.

(d)

Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent.

(e)

Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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WITNESS WHEREOF, the parties hereto caused this Amendment to be duly executed as of the date first above written, intending to create an instrument under seal.

BORROWER:	HERITAGE INSURANCE HOLDINGS, INC.,
a Delaware corporation

	By:	/s/ KIRK LUSK	(Seal)
Name: Kirk Lusk
Title Chief Financial Officer

GUARANTORS:	CONTRACTORS ALLIANCE NETWORK, LLC,
a Florida limited liability company
FIRST ACCESS INSURANCE GROUP, LLC,
a Florida limited liability company
HERITAGE INSURANCE CLAIMS, LLC,
a Florida limited liability company
HERITAGE MGA, LLC,
a Florida limited liability company
NBIC Financial Holdings, Inc.,
a Delaware corporation
NBIC SERVICE COMPANY , INC.,
a Rhode Island corporation
SKYE LANE PROPERTIES, LLC,
a Florida limited liability company
ZEPHYR ACQUISITION COMPANY,
a Delaware corporation

By:	/s/ KIRK LUSK	(Seal)
Name: Kirk Lusk
Title Chief Financial Officer

HI HOLDINGS, INC.,
a Hawaii corporation

By:	/s/ BRUCE LUCAS	(Seal)
Name: Bruce Lucas
Title Chief Executive Officer

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Signature Page to Third Amendment to Credit Agreement ( Heritage Insurance Holdings, Inc.)

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:	REGIONS BANK, as a Lender

	By:	/s/ HICHEM KERMA	(Seal)
	Name:	Hichem Kerma
	Title:	Managing Director

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Signature Page to Third Amendment to Credit Agreement ( Heritage Insurance Holdings, Inc.)

LENDERS:	REGIONS BANK,
as a Lender
	By:	/s/ HICHEM KERMA	(Seal)
	Name:	Hichem Kerma
	Title:	Managing Director

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Signature Page to Third Amendment to Credit Agreement ( Heritage Insurance Holdings, Inc.)

BMO HARRIS BANK N.A.,
as a Lender
By:	/s/ CATHERINE LIU
Name:	Catherine Liu
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement ( Heritage Insurance Holdings, Inc.)

HANCOCK WHITNE Y BANK,

By:	/s/ AKENT HARRELL, JR.	(Seal)
Name:	Akent Harrell, Jr.
Title:	Senior Vice President

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Signature Page to Third Amendment to Credit Agreement ( Heritage Insurance Holdings, Inc.)

CIBC BANK USA,
as a Lender
By:	/s/ AUSTIN G. LOVE	(Seal)
Name:	Austin G. Love
Title:	Managing Director

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Signature Page to Third Amendment to Credit Agreement ( Heritage Insurance Holdings, Inc.)

WOODFOREST NATIONAL BANK,
as a Lender
By:	/s/ JEFFREY MITCHELL	(Seal)
Name:	Jeffrey Mitchell
Title:	Senior Vice President

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Signature Page to Third Amendment to Credit Agreement ( Heritage Insurance Holdings, Inc.)